CONSULTING AGREEMENT

THIS AGREEMENT is made effective the 24th day of February, 2000

BETWEEN:

          International PBX Ventures Ltd.THE FOREST INDUSTRY ONLINE INC., a body corporate formed pursuant to the laws of the Province of British Columbia and having an office for business located at #6, 2150 Bowen Road, Nanaimo, British Columbia V9S 1H7

                                 (the "Company")

AND:

          TODD HILDITCH, Businessman, of 1301-1188 Quebec Street, Vancouver B.C. V6A 4B3

                               (the "Consultant")


WHEREAS:

A. the Company is a wholly-owned subsidiary of Autoeye, Inc. ("Autoeye") and is engaged in the business of providing direct customer service and support to businesses, individuals and organizations within the worldwide forest and wood product industries;

B. the Consultant, being experienced and knowledgeable in the business of the Company and the industry within which the Company operates, is seeking to be engaged by the Company, and the Company wishes to engage the Consultant on the terms and conditions set forth herein;

C. in the course of the Consultant's engagement by the Company, the Consultant has or will become privy to proprietary and confidential information of the Company; and

D. as an inducement to the Company to engage the Consultant, the Consultant has agreed to be bound by the provisions of this Agreement respecting confidentiality and competition with the Company.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements herein contained, the sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                                   ENGAGEMENT

Services to be Performed by the Consultant

1.1 On and subject to the terms and conditions of this Agreement, and subject to Article 4 hereof, the Company hereby agrees to retain the Consultant as a corporate relations consultant and the Consultant hereby acknowledges and affirms such retainer for a term of twelve months commencing on March 1,


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     2000 and continuing until February 28, 2001 (the "Term").

Duties

1.2 The Company hereby authorizes the Consultant to perform the following duties in accordance with directions of the President of the Company and the terms of this Agreement, which shall include but not be limited to:

     (a)  developing the Company's corporate profile;

     (b)  disseminating  information to the institutional  brokerage  community;
          and

     (c)  providing advice to the Company regarding corporate development.

Time Commitment

1.3 In his capacity as corporate relations consultant, the Consultant shall devote no less than ninety percent (90%) of his full time and attention to performance of his duties for and on behalf of the Company.

Acknowledgement

1.4 It is acknowledged by the Company and the Consultant that he is not a registered representative nor is the Consultant registered as a broker dealer or as an adviser and the services to be performed by the Consultant shall expressly not include any of the following activities:

     (a)  trading in the securities of the Company as principal or agent;

     (b) participating or assisting in a trade of securities of the Company which is not in compliance with or exempted from applicable securities legislation; and

     (c) engaging in, or professing to engage in, the business of advising others with respect to the investment and/or the purchase or sale of the securities of the Company.

                                    ARTICLE 2
                                  COMPENSATION

Compensation to the Consultant

2.1 In consideration for the services to be provided by the Consultant, the Company shall:

     (a) pay to the Consultant an initial fee of US$4,600.00 (inclusive of GST) concurrent with the execution of this Agreement, such sum to be settled by the issuance to the Consultant of 200,000 shares of common stock in the capital of Autoeye, the Company's sole shareholder (the "Shares"), at a price of US$0.023 per Share;

     (b) pay to the Consultant the sum of Cdn$3,500 on March 1, 2000 and an additional sum of Cdn$3,500 on the first day of each month thereafter during the Term, plus GST; and

     (c) pay all reasonable travel expenses incurred by the Consultant as a necessary part of carrying out the obligations described herein in accordance with section 2.2 hereof, provided such expenses are agreed upon in advance by the Company.

Resale Restriction

2.2 The Consultant acknowledges that he is acquiring the Shares for investment purposes only and agrees that he will not offer, sell or otherwise transfer, pledge or hypothecate any of the Shares (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

     (a)  the sale is to the Company;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder; or

     (c) the Shares are sold in a transaction that does not require registration under the Securities Act of 1933 or any applicable laws and regulations governing the offer and sale of securities, and the Consultant has furnished to the Company an opinion of counsel to that effect or such other written opinion as may be reasonably required by the Company.

     The Consultant further acknowledge that trades of any Shares by the Consultant within British Columbia will be subject to restrictions imposed by the Securities Act (British Columbia) and that the Shares may not be traded within British Columbia unless the trade is made solely through a registered dealer and a prospectus is filed with the British Columbia Securities Commission in respect of the Shares (and a final receipt obtained for such prospectus) or an exemption from the registration and prospectus requirements may be relied upon.

Legend

2.3 The Consultant acknowledges that the certificate representing the Shares shall bear the following legend:

     NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.

Expenses

2.4 The Consultant shall provide the Company with a detailed monthly invoice for expenses incurred in accordance with section 1.1 hereof, which invoices shall be paid by the Company within 30 days of receipt, provided that the Company shall, when requested by the Consultant, provide the Consultant with cash advances in respect of all travel expenses (including airfare, hotel and car rental) to be incurred by the Consultant in carrying out the obligations of the Consultant as described herein.

                                    ARTICLE 3
                       RESPONSIBILITIES OF THE CONSULTANT

Responsibilities

3.1 The Consultant's responsibilities hereunder shall be to perform the duties set forth in Article 1 hereof as directed by the President of the Company and such other duties as are assigned by the President of the Company. The Consultant shall, on a best efforts basis, discharge his duties hereunder to the extent consistent with applicable law including the regulations and policies prescribed by any securities regulatory body to which the Company may be subject. The Consultant shall not have responsibility for providing for legal or investment advice to any person or for assuring or monitoring the qualification of any securities of the Company as complying with any revisions, restrictions, or exemptions from applicable securities laws. The Consultant shall not be responsible for verifying the accuracy of any information with respect to the Company and may disclaim responsibility for the accuracy of such information and any communication in the course of his duties hereunder, but the Consultant shall have the right to refuse to deliver or disseminate any information provided by the Company that fails to clearly indicate that the Company or its management is a source of such information, or that the Consultant reasonably believes maybe inaccurate, incomplete or misleading.

External Materials

3.2 The Consultant shall provide the Company with any materials prepared in conjunction with this Agreement that are intended to be externally distributed prior to such distribution and the Consultant further agrees that the distribution of all such materials shall be subject to prior approval by the Company.

                                    ARTICLE 4
                                      TERM

     This Agreement will become effective immediately and will terminate on February 28, 2001. Notwithstanding the foregoing, the Company shall have the right to terminate this Agreement without cause at any time upon delivery of fourteen (14) days notice to the Consultant.


                                    ARTICLE 5
                     DISCLOSURE OF CONFIDENTIAL INFORMATION
                           AND COMPETITION PROVISIONS

Trade Secrets

5.1  Before and during the Term,  the  Consultant may have had or have access to
     confidential   information   consisting  of  the  following  categories  of
     information (collectively, the "Trade Secrets"):

     (a) financial information, such as the Company's earnings, assets, debts, prices, pricing structure, volumes of purchases or sales or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas or time periods;

     (b) supply and service information, such as goods and services, suppliers' names or addresses, terms of supply or service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of a particular supplier, though generally known or available, yields advantages to the Company, the details of which are not generally known;

     (c) marketing information, such as details about ongoing or proposed marketing programs or agreements by or on behalf of the Company, sales forecasts or results of marketing efforts, information about impending transactions, or business plans or proposed business plans;

     (d) personnel information, compensation or other terms of employment, actual or proposed promotion, hiring, resignations, disciplinary actions, termination or reasons therefor, training methods, performance, or other employee information not including employees' personal or medical histories; or

     (e) customer information, such as any compilation of past, existing or prospective customers, customers' proposed agreements between customers and the Company, status of customers' accounts or credit, or related information about prospective customers.

Limitation

5.2  The provisions set forth in Section 5.1 hereof do not apply to:

     (a) information that by means other than the Consultant's deliberate or inadvertent disclosure becomes well known or easily ascertainable to the public or to companies that compete directly with the Company; or

     (b) disclosures compelled by judicial or administrative proceedings after the Consultant diligently tries to avoid each disclosure and afford the Company the opportunity to obtain assurance that compelled disclosure will receive confidential treatment.

Non-Disclosure and Non-Competition

5.3 During and after the Term and for a period of twelve (12) months thereafter, the Consultant agrees to:

     (a) hold the Trade Secrets in confidence and not to divulge, communicate or transmit the Trade Secrets to any person whatsoever and will not make any unauthorized copy or use of the Trade Secrets in any capacity, personal or business unrelated to that of the Company;

     (b)  use  the   Trade   Secrets   only  in  the   furtherance   of   proper
          Company-related reasons for which the Trade Secrets are disclosed or discovered;

     (c) take all reasonable action that the Company deems necessary or appropriate to prevent the unauthorized use or disclosure of or to protect the Company's interest in the Trade Secrets; and

     (d) except on behalf of the Company, not to solicit the business of the Company or otherwise conduct business (whether on behalf of the Company or such other person or entity for whom the Consultant is performing services after termination of this Agreement) of the type similar to that of the Company, with any person who is at any time during the term of this agreement or during the twelve (12) month period thereafter, a customer of the Company.

Acknowledgement

5.4 The Consultant acknowledges that the covenants set forth in this Article 5 will not in any way preclude the Consultant from engaging in a lawful profession, trade or business of any kind or from becoming gainfully employed or retained. The Consultant recognizes that the provisions contained in this Article 5 are material to this Agreement.

Return of Materials

5.5 Upon expiry of the Term or upon termination of this Agreement by the Company pursuant to Article 4 hereof the Consultant shall promptly return to the Company all written or electronic information received by the Consultant from the Company, including any other notes, memoranda, or documents containing or reflecting any of such information (whether prepared by the Company or its advisors or otherwise) and will not retain any copies, extracts, memoranda, notes, or reproductions in whole or in part of such material. All notes, memoranda, documents, and other writings whatsoever prepared by the Consultant based on the foregoing information and not returned to the Company shall be destroyed by the Consultant.


                                    ARTICLE 6
                               GENERAL PROVISIONS

Injunction

6.1 The Consultant acknowledges that any violation of this Agreement may cause the Company immediate and irreparable harm and that the damages which the Company will suffer may be difficult or impossible to measure. Therefore, upon any actual or impending violation of this Agreement, the Company shall be entitled to the issuance of a restraining order, interim and permanent injunctions, without bond, restraining or enjoining such violation by the Consultant. Such remedy shall be additional to and not in limitation of any other remedy which may otherwise be available to the Company.

Assignment

6.2 Neither party shall assign any of its rights, nor delegate any of its duties, under this Agreement.

Severability

6.3 The Company and the Consultant hereby expressly agree that it is not the intention of either party to violate any public policy, statutory or common law, and that if any sentence, paragraph, clause, or combination of the same is in violation of the law of any jurisdiction where applicable, such sentence, paragraph, clause, or combination of the same alone shall be void in the jurisdiction where it is unlawful, and the remainder of such paragraph and its agreement shall remain binding upon the parties hereto. The parties further acknowledge that it is their intention that the provisions of this agreement be binding only to the extent that they may be lawful under existing applicable laws, and in the event that any provision of this Agreement is determined by a court of law to be overly broad or unenforceable, the valid provisions shall remain in full force and effect.

Applicable Law

6.4 This Agreement shall be governed by the laws of British Columbia, and the parties irrevocably submit to the exclusive jurisdiction of the courts of British Columbia with respect to any legal proceedings arising herefrom.

Independent Legal Advice

6.5 The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Agreement and the transactions contemplated herein or have knowingly and willingly elected not to do so. The parties hereto further acknowledge that this Agreement has been prepared by Century Capital Management Ltd. as a convenience to the parties only, and that Century Capital Management Ltd. has not provided any of the parties hereto with any professional advice with respect to this Agreement.

Relationship

6.6 The Consultant is an independent contractor of the Company. Nothing contained in this agreement is intended to nor shall make any party an employee of any other party.


IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement as of the day and year first above written.


THE FOREST INDUSTRY ONLINE INC.



Per:
         Authorized Signatory

TODD HILDITCH